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                                                               Exhibit 10.13.7


       Amendment No. 7 to the General Agreement for Purchase of Personal
                  Communications Systems and Services Between
                TeleCorp PCS, Inc. and Lucent Technologies Inc.


     This is the seventh amendment ("Amendment No. 7") to the General Agreement for the Purchase of Personal Communications Systems and Services ("General Agreement"), Contract No. LNM980501JATEL between TeleCorp PCS, Inc., a Delaware corporation (hereinafter referred to as "Customer" or "TeleCorp"), and Lucent Technologies Inc. ("Seller" or "Lucent"), a Delaware corporation, and is entered
into as of July 1, 1999.   Capitalized terms not defined herein shall have the
meaning given to such terms in the General Agreement.

     WHEREAS, the undersigned parties have previously entered into the General Agreement effective May 12, 1998; and

     WHEREAS, the undersigned parties now wish to modify the General Agreement as stated in this Amendment.

     NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereto agree to modify the General Agreement as follows:

1. Customer hereby places a Purchase Order for Lucent to provide the following additional Products, Licensed Materials and Services for one hundred four
     (104) TDMA PCS Base Stations (sixty (60) for domestic use and forty four
     (44) for the Puerto Rico market) and the MSC Growth for four (4) domestic markets identified as New Orleans, Memphis, Little Rock (Memphis II), and New England (formerly listed as Boston) and as more fully described in the Attachment A - Pricing Summary attached to this Amendment #7 and incorporated herein.

2. For the purposes of this Amendment only, Lucent Technologies Puerto Rico, Inc. is hereby added as a signatory to the General Agreement. All Purchase Orders placed pursuant to this Amendment shall be placed jointly with Lucent Technologies Inc. and Lucent Technologies Puerto Rico, Inc.

3. Sub-Section 1.1 HEADING AND DEFINITIONS is hereby amended by adding the following definitions: "Existing Markets means New England (formerly listed as Boston), Little Rock, Memphis, New Orleans and Missouri (formerly listed as St. Louis)."; "Expansion Market means any new Market in an area other than the Existing Markets. Customer and Seller hereby agree to add San Juan (consisting of Puerto Rico and the U.S. Virgin Islands), Evansville (consisting of the Evansville and Paducah BTAs), and Lake Charles (consisting of the Lake Charles, Monroe, Alexandria, and Beaumont
     BTAs) each as an Expansion Market and any other markets Customer and Seller may agree in writing to add to this General Agreement (collectively referred to as Expansion Markets). Further, the term Expansion Markets shall be considered synonymous with Expansion Areas for purposes of this General Agreement."

4. Sub-Section 1.4 MINIMUM MARKET COMMITMENT is hereby amended by adding "Evansville, Paducah, Lake Charles, Monroe, Alexandria, Beaumont, and the U.S. Virgin Islands; Further, Customer shall purchase its five-year infrastructure needs for Products, Licensed Materials and Services exclusively from Seller for these markets."

5. Sub-Section 1.10.1.1.10 Market Incentives is hereby amended by adding the following: "In addition to the New Market Incentive of nine million dollars ($9,000,000) previously given by
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     Seller to Customer for the San Juan Market, a New Market Incentive of nine million dollars ($9,000,000) shall be given by Seller to Customer for the Lake Charles Market, provided however, the New Market Incentive for Lake Charles shall be allocated over the first one hundred fifty (150) minicells (after the one hundred four (104) minicells described in Paragraph 1 above), which can be deployed in any Expansion Market or any Existing Market. Further, in the event an additional MSC and at least fifty (50) minicells are required for any Existing Market or the Expansion Markets of San Juan, Evansville, or Lake Charles, an additional New Market Incentive shall be granted by Seller and allocated over the next one hundred fifty
     (150) minicells purchased by Customer.

6. Customer and Seller further agree to modify the basis on which Seller charges Customer the annual fee for Optional Software from a per subscriber basis to a fee per MSC based on the age of each MSC. Effective with the date of this Amendment, Attachment E - Optional Software Pricing is hereby superseded with the Attachment E attached hereto.

7. Except as modified by this Amendment, all terms and conditions of the General Agreement, as amended, shall be fully applicable to this Amendment.

8. Deference shall be granted to this Amendment hereto in the event of a conflict between this Amendment and the General Agreement.

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 7 to be executed by their duly authorized representative on the date(s) indicated.

TeleCorp PCS, Inc.                      Lucent Technologies Inc.

By: /s/ Thomas H. Sullivan              By: /s/ Lucent Technologies Inc.
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Name: Thomas H. Sullivan                Name:
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Title: Executive Vice President         Title:
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       and Chief Financial
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       Officer
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Date:                                   Date:
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